SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  DECEMBER 1, 2000
                                                          ----------------

                         DEAN WITTER CORNERSTONE FUND IV
                         -------------------------------
             (Exact name of registrant as specified in its charter)



      NEW YORK                   0-15442                13-3393597
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      (State or other            (Commission           (IRS Employer
      jurisdiction of            File Number)          Identification
      incorporation)                                       Number)


                       C/O DEMETER MANAGEMENT CORPORATION
          TWO WORLD TRADE CENTER, 62ND FLOOR, NEW YORK, NEW YORK    10048
      (Address of Principal Executive Offices)                    (Zip Code)



       Registrant's telephone number, including area code:   (212) 392-5454
                                                             --------------



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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
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        Effective December 1, 2000, Dean Witter Cornerstone Fund IV (the "Fund")
amended its management agreements with each of John W. Henry & Company, Inc. and Sunrise Capital Management, Inc. (each a "Trading Manager") under which the monthly management fees paid by the Fund to each Trading Manager was reduced from a 4% to a 3.5% annual rate.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Dean Witter Cornerstone Fund IV


                                          By:   Demeter Management Corporation,
                                                as General Partner



                                          By: /s/ Robert E. Murray
                                             -----------------------------------
                                             Robert E. Murray
                                             President



Dated:  January 3, 2001

                                  EXHIBIT INDEX

EXHIBIT                       DESCRIPTION
-------                       -----------

10.1 Amendment to Management Agreement between Dean Witter Cornerstone Fund IV and John W. Henry & Company, Inc., dated November 30, 2000

10.2 Amendment to Management Agreement between Dean Witter Cornerstone Fund IV and Sunrise Capital Management, Inc., dated November 30, 2000